SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                       Date of Report:    August 14, 1996

                Date of Earliest Event Reported:  August 13, 1996



                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                     75-1475224
            ------                                     ----------
   (Commission File Number)                (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On August 13, 1996, Registrant issued a press release announcing the results of operations for the three- and twelve-month periods ended June 30, 1996.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number             Description
               -------   ------------------------------

                 99      Copy of press release announcing the
                         results ofoperations for the three-
                         and twelve-month periods ended
                         June 30, 1996.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  August 13, 1996             By:/s/ Michael J. Walsh
                                   -------------------------
                                     Michael J. Walsh
                                     President



Date:  August 13, 1996             By:/s/ James D. Allen
                                   -------------------------
                                     James D. Allen
                                     Chief Financial Officer